UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 1, 2005

THE STRIDE RITE CORPORATION

(Exact name of registrant as specified in charter)

Massachusetts	1-4404	04-1399290
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

191 Spring Street Lexington, Massachusetts	02420
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 824-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 1, 2005, The Stride Rite Corporation (the “Company”) entered into a definitive merger agreement (the “Merger Agreement”) with OC, Inc., a wholly owned subsidiary of the Company, and Saucony, Inc. (“Saucony”), pursuant to which OC, Inc. will merge with and into Saucony (the “Merger”). Following the Merger, Saucony will be a wholly owned subsidiary of the Company.

Stride Rite has prepared a slide presentation relating to the strategy and business overview of the Company following the consummation of the Merger (the “Presentation”) which will be used in an analyst presentation on June 6, 2005 at 12:00 pm EDT. A copy of the Presentation is included as Exhibit 99.1 to this report and is incorporated into this Item 7.01 by reference in its entirety.

The information in this Item 7.01 (including Exhibit 99.1) is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended. Furthermore, the furnishing of the information in this Item 7.01 is not intended to constitute a determination by the Company that the information contained herein (including Exhibit 99.1) is material or that the dissemination of such information is required by Regulation FD.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The Presentation (furnished herewith as Exhibit 99.1) contains forward-looking statements within the meaning of the federal securities law, which reflect Stride Rite’s current views with respect to the future events or financial performance discussed in the release, based on management’s beliefs and assumptions and information currently available. When used, the words “believe”, “anticipate”, “estimate”, “project”, “should”, “expect”, “appear” and similar expressions, which do not relate solely to historical matters identify forward-looking statements. These forward-looking statements, which include statements regarding the expected benefits of the acquisition of Saucony and the impact of the acquisition on Stride Rite’s financial results, are subject to risks, uncertainties and assumptions and are not guarantees of future events or performance, which may be affected by known and unknown risks, trends and uncertainties. Should one or more of these risks or uncertainties materialize, or should our assumptions prove incorrect, actual results may vary materially from those anticipated, projected or implied. Factors that may cause such a variance include, among others: the inability to fully realize the anticipated benefits from the acquisition of Saucony; the challenges of achieving the expected synergies; the possibility of incurring costs or difficulties related to the integration of the businesses of Stride Rite and Saucony; the opening of new stores may be delayed; the volume of anticipated sales may decline; revenues from new product lines may fall below expectations; the launch of new product lines may be delayed; new retail concepts may not achieve expected results; general retail sales trends may be below expectations; current license agreements may be terminated; consumer fashion trends may shift to footwear styling not currently included in our product lines; our retail customers, including large department stores, may consolidate or restructure operations resulting in unexpected store closings; and additional factors discussed from time to time in our filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

99.1	Slide Presentation dated June 6, 2005 (solely furnished and not filed herewith pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE STRIDE RITE CORPORATION

Date:	June 6, 2005	By:	/s/ Frank A. Caruso
Frank A. Caruso
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide Presentation dated June 6, 2005 (solely furnished and not filed herewith pursuant to Item 7.01).